THE OPTIONS REPRESENTED BY THIS AGREEMENT ARE NOT TRANSFERABLE. NEITHER THE OPTIONS NOR THE OPTIONED SHARES THAT MAY BE ISSUED UPON EXERCISE OF THE OPTIONS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN OR WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AGREEMENT
(U.S. Persons)

This AGREEMENT is entered into as of the 21st day of May, 2014 (the “Date of Grant”).

BETWEEN:

THE ALKALINE WATER COMPANY INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at 7730 E. Greenway Road, Suite 203, Scottsdale, Arizona, 85260

(the “Company”)

AND:

STEVEN P. NICKOLAS, a businessman with an address at 7730 E. Greenway Road, Suite 203, Scottsdale, Arizona 85260

(the “Optionee”)

WHEREAS:

A.                     The Company’s board of directors (the “Board”) has approved and adopted a 2013 Equity Incentive Plan (the “Plan”), whereby the Board is authorized to grant stock options to purchase shares of common stock of the Company to the directors, officers, employees, and consultants of the Company or any Parent or Subsidiary of the Company (as defined herein);

B.                     The Optionee is a director and executive officer of the Company; and

C.                     The Company wishes to grant stock options to purchase a total of 3,000,000 Optioned Shares (as defined herein) to the Optionee, as follows:

                                           Incentive Stock Options (as defined herein)

                  X                       Non-Qualified Stock Options (as defined herein)

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                     DEFINITIONS

1.1                    In this Agreement, the following terms shall have the following meanings:

(a)	“1933 Act” means the Securities Act of 1933, as amended;

(b)	“Accredited Investor Questionnaire” means a questionnaire substantially in the form of the Accredited Investor Questionnaire attached to this Agreement as Schedule “B”;

(c)	“Board” has the meaning ascribed thereto in Recital A of this Agreement;

(d)	“Code” means the Internal Revenue Code of 1986;

(e)	“Common Stock” means the shares of common stock of the Company;

(f)	“Company Information” has the meaning ascribed thereto in Section 5.1(c) of this Agreement;

(g)	“Exercise Price” means $0.1455 per share;

(h)	“Expiry Date” means May 21, 2024;

(i)	“Incentive Stock Options” means any Options that meet all the requirements under section 422 of the Code.

(j)	“Non-Qualified Stock Options” means any Options that do not qualify as Incentive Stock Options and, thus, do not meet the requirements under section 422 of the Code.

(k)

“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule “D” hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised and which notice shall be accompanied by an executed copy of (i) an Accredited Investor Questionnaire if the Optionee is at the time of exercise an accredited investor or, (ii) if the Optionee is not an accredited investor at the time of exercise, a Prospective Investor Suitability Questionnaire showing that the Optionee qualifies for an exemption from the registration requirements imposed by the 1933 Act;

(l)	“Options” means the right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 2.1 of this Agreement;

(m)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(n)	“Parent” means a company or other entity that owns at least fifty percent (50%) of the outstanding voting stock or voting power of the Company;

(o)	“Plan” has the meaning ascribed thereto in Recital A of this Agreement;

(p)	“Prospective Investor Suitability Questionnaire” means a questionnaire substantially in the form of the Prospective Investor Suitability Questionnaire attached to this Agreement as Schedule “C”;

(q)	“SEC” means the United States Securities and Exchange Commission;

(r)	“Securities” means, collectively, the Options and the Optioned Shares;

(s)	“Shareholders” means holders of record of the shares of Common Stock;

(t)	“Subsidiary” means a company or other entity, at least fifty percent (50%) of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company;

(u)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

(v)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

1.2                   Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

2.                     THE OPTIONS

2.1                   The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of 3,000,000 Optioned Shares at the Exercise Price.

2.2                   The Options will vest in accordance with Schedule “A” to this Agreement. The Options may be exercised immediately after vesting.

2.3                   The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4                   The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5                   The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6                   The Options will terminate in accordance with the provisions of the Plan.

2.7                   Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one (1) share, it is not exercisable.

2.8                   Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule “D”) to the President of the Company at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by (i) payment in cash or by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased, and (ii)(A) if the Optionee is at the time of exercise an accredited investor, an executed copy of an Accredited Investor Questionnaire dated the same date as the Notice of Exercise or, (B) if the Optionee is not an accredited investor at the time of exercise, a Prospective Investor Suitability Questionnaire dated the same date as the Notice of Exercise showing that at the time of exercise the Optionee has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Optioned Shares. In addition to payment in cash or by certified check or cashier’s check and if agreed to in advance by the Company, the Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with one or more of the following alternatives:

(a)

by delivering to the Company shares of Common Stock previously held by the Optionee, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Options, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

2.9                   It is a condition precedent to the exercise of any Options and the issuance of any Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws, as determined by the Company in its sole discretion.

2.10                 Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement or the Plan.

2.11                  Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted except to the extent set forth herein; and,

(b)	a consolidation or subdivision of the Company’s share capital or a corporate reorganization;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents. A copy of the Plan is available to the Optionee at no charge, at the Company’s principal executive office. Any provision of this Agreement that is inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The Company may modify, extend or renew this Agreement or the Options represented hereby or accept the surrender thereof (to the extent not previously exercised) and authorize the granting of a new option in substitution therefore (to the extent not previously exercised), subject at all times to the Plan, the applicable rules of any applicable regulatory authority or stock exchange, and any applicable laws. Notwithstanding the foregoing provisions of this Section 2.11, the Company shall not have the right to make any modification which would materially alter the terms of the Options to the Optionee’s detriment or materially impair any rights of the Optionee hereunder without the consent of the Optionee.

2.12                  By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s Counsel.

3.                      DOCUMENTS REQUIRED FROM OPTIONEE

3.1                    The Optionee must complete, sign and return to the Company an executed copy of this Agreement.

3.2                    The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.                      SUBJECT TO PLAN

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan. A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Company.

5.                      ACKNOWLEDGEMENTS OF THE OPTIONEE

5.1                    The Optionee acknowledges and agrees that:

(a)

the Securities have not been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company that is available on the website of the SEC at www.sec.gov (the “Company Information”);

(d)	there are risks associated with an investment in the Securities;

(e)

the Optionee and the Optionee’s advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee’s attorney and/or advisor(s) (if applicable);

(g)

the Company, its officers, directors, counsel and agents are entitled to rely upon the truth and accuracy of the acknowledgements, representations, warranties, statements, answers, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations, warranties, statements, answers, covenants, and agreements should become, by the passage of time after the date of this Agreement, no longer accurate or should be breached, the Optionee shall promptly notify the Company, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete or comply with the terms of this Agreement;

(h)

the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in not any way responsible) for compliance with applicable resale restrictions;

(i)

the Optionee acknowledges that if the Options qualify as Incentive Stock Options, there may be no regular federal income tax liability upon the exercise of the Options, although the excess, if any, of the fair market value of such Optioned Shares on the date of exercise over the Exercise Price may be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise;

(j)

the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

(k)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board;

(l)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(m)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;

(n)	there is no government or other insurance covering any of the Securities; and

(o)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

6.                      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a director and executive officer of the Company;

(b)	the Optionee is a U.S. Person;

(c)	the Optionee has received and carefully read this Agreement and the Company Information;

(d)

the Optionee has received a brief description of the Securities and the Optionee understands that the proceeds from the exercise of the Options will be used by the Company as working capital for general corporate purposes;

(e)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(f)

the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(g)	the Optionee:

(i)	has adequate net worth and means of providing for its current financial needs and possible personal contingencies,

(ii)	has no need for liquidity in this investment, and

(iii)	is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(h)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(i)

the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Company’s various disclosure documents, filed with the SEC;

(j)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(k)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(l)

the Optionee is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, statements, answers and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations, statements, answers and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(n)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee’s decision to acquire the Securities;

(o)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and,

(p)	no person has made to the Optionee any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board.

7.                      ACKNOWLEDGEMENT AND WAIVER

The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

8.                      PROFESSIONAL ADVICE

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options. Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code and the implications of alternative minimum tax pursuant to the Code; (b) the merits and risks of an investment in the underlying Optioned Shares; and (c) any resale restrictions that might apply under applicable securities laws.

9.                      LEGENDING OF SUBJECT SECURITIES

9.1                    The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Optioned Shares will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

9.2                    The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

10.                    RESALE RESTRICTIONS

This Agreement and the Options represented hereby are not transferable. Optioned Shares received upon exercise of any Options will be subject to resale restrictions contained in the securities legislation applicable to the Company and the Optionee. The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

11.                    NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

12.                    GOVERNING LAW

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America as applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the State of Arizona.

13.                    COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

14.                    SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

15.                    ASSIGNMENT

This Agreement is not transferable or assignable.

16.                    CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

17.                    SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.                    COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

19.                    ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

THE ALKALINE WATER COMPANY INC.

Per:	/s/ Richard A. Wright
Authorized Signatory

WITNESSED BY:	)
)
)
)
)
Name	)	/s/ Steven P. Nickolas
	)	STEVEN P. NICKOLAS
)
Address	)
)
)
)
)
Occupation	)

SCHEDULE “A”

VESTING SCHEDULE

Date	NumberofStockOptionstoVest
May21,2014	1,500,000
November21,2014	1,500,000

SCHEDULE “B”

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option Agreement.

The Optionee covenants, represents and warrants to the Company that he or she satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”), as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Optionee satisfies)

__________	Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

__________	Category 2
A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of this Category 2, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are acquired, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the date of the acquisition of Securities for the purpose of investing in the Securities;

__________	Category 3
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________	Category 4
A “bank” as defined under Section (3)(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors;

__________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

__________	Category 6	A director or executive officer of the Company;

__________	Category 7	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

__________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the Optionee claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Optionee’s status as an Accredited Investor.

If the Optionee is an entity which initialled the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______day of __________________, 20__.

X
Signature

Print or Type Name

Social Security/Tax I.D. No.

SCHEDULE “C”

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option Agreement.

The purpose of this Questionnaire is to assure the Company that the Optionee will meet the standards imposed by the Securities Act of 1933 (the “Securities Act”) and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Option and the Optioned Shares (together, the “Securities”) will not be registered under the Securities Act and has been issued in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. This Questionnaire is not an offer of any securities of the Company in any state other than those specifically authorized by the Company.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF OPTIONEE

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____

ALTERNATIVE ONE: The Optionee covenants, represents and warrants to the Company that he or she has such knowledge and experience in financial and business matters that he or she is capable of evaluating the relative merits and risks of an investment in the Securities and Company and is not utilizing a purchaser representative in connection with evaluating such merits and risks. The Optionee is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

_____

ALTERNATIVE TWO: The Optionee covenants, represents and warrants to the Company that he or she has chosen to use the services of a purchaser representative acceptable to the Optionee in connection with the Optionee’s acquisition of the Securities. The Optionee hereby acknowledges that the person named below is his or her purchaser representative who will assist and advise the Optionee in evaluating the merits and risks of an investment in the Securities and the Company and affirms that such purchaser representative has previously disclosed in writing any material relationship that exists between the purchaser representative (or its affiliates) and the Company (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

(name of Purchaser Representative)

(address of Purchaser Representative)

If the Optionee utilizes a purchaser representative, this Questionnaire must be accompanied by a completed and signed purchaser representative Questionnaire, a copy of which can be obtained from the Company upon request.

FOR INDIVIDUAL INVESTORS

1.	Name: _______________________________________________________________________________________________

2.	Residential Address & Telephone Number: ___________________________________________________________________

3.	Length of Residence in State of Residence: ___________________________________________________________________

4.	U.S. Citizen: _____Yes _____ No

5.	Social Security Number: __________________________________________________________________________________

6.	Business Address & Telephone Number: _____________________________________________________________________

7.	Preferred Mailing Address: _____ Residence _____ Business

8.	Date of Birth: __________________________________________________________________________________________

9.	Employer and Position: ___________________________________________________________________________________

10.	Name of Business: ______________________________________________________________________________________

11.	Business or Professional Education and Degrees:

School Degree Year Received

12.	Prior Employment (last 5 years):

Employer Nature of Duties Dates of Employment

13.	Relationship to the Company, if any: _______

14.	Is the Optionee an officer of director of a publicly-held company?

____ Yes ____ No

If yes, specify company:__________________________________________________________________________________

15.	Does the Optionee beneficially own 10% or more of the voting securities of a publicly-held company?

____ Yes ____ No

If yes, specify company: __________________________________________________________________________________

16.

Within the last 5 years, has the Optionee personally invested in investments sold by means of private placements in reliance on exemptions from registration under the Securities Act and state securities laws?

____ Yes ____ No

17.	Prior investments by the Optionee which were purchased in reliance on exemptions from registration under the Securities Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate:	Up to	$50,000 to	Over
None: _______	$50,000 _______	$250,000 _______	$250,000 _______

Securities:	Up to	$50,000 to	Over
None: _______	$50,000 _______	$250,000 _______	$250,000 _______

Other:	Up to	$50,000 to	Over
None: _______	$50,000 _______	$250,000 _______	$250,000 _______

18.	Does the Optionee consider itself to be an experienced and sophisticated investor?

____ Yes ____ No

If so, please provide evidence of investment sophistication and/or experience:

19.

Does the Optionee, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities and the Company, should the Optionee be given an opportunity to so invest?

____ Yes ____ No

20.	If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined gross income during the preceding two years (initial the highest number applicable):

2012	2011

Less than $75,000	Less than $75,000

$75,001 to $100,000	$75,001 to $100,000

$100,001 to $200,000	$100,001 to $200,000

$200,001 to $300,000	$200,001 to $300,000

$Over $300,000	$Over $300,000

21.

If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

Less than $100,000	$300,0001 to $500,000

$100,001 to $200,000	$500,001 to $1,000,000

$200,001 to $300,000	Over $1,000,000

22.	Regardless of the amount of the proposed investment:

	(a)	Will the Optionee’s proposed investment exceed 10% of its individual net worth, or the Optionee’s joint net worth with its spouse as determined in paragraph 22 above?

____ Yes ____ No

	(b)	Will the Optionee be able to bear the economic risk of its investment in this transaction?

____ Yes ____ No

23.	Please provide answers to the following questions.

	(a)	State total assets of the Optionee, including cash, stocks and bonds, automobiles, real estate, and any other assets:

$

	(b)	State total liabilities of the Optionee including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

$

	(c)	State annual income of the Optionee including salary, securities income, rental income and any other income:

$

	(d)	State annual expenses of the Optionee, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

$

(e)	Does the Optionee expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

____ Yes ____ No

If yes, explain:

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _____________________, 20__.

X
Signature

Print or Type Name

Social Security/Tax I.D. No.

SCHEDULE “D”

NOTICE OF EXERCISE

TO:	The Alkaline Water Company Inc.
7730 E. Greenway Road, Suite 203
Scottsdale, Arizona 85260

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to section 2.8 of the Stock Option Agreement dated May 21, 2014 (the “Agreement”), between The Alkaline Water Company Inc. (the “Company”) and the undersigned. The undersigned hereby elects to exercise the Optionee’s options to purchase ____________________ shares of the common stock of the Company at a price of $0.1455 per share, for aggregate consideration of $____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in section 2.8 of the Agreement, accompanies this notice.

The Optionee hereby represents and warrants to the Company that all representations and warranties set out in the Agreement are true as of the date of the exercise of the options under the Agreement.

The Optionee hereby further represents and warrants to the Company that the shares are being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

DATED at _____________________________, the _______ day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address

Social Security/Tax I.D. No.